SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Energy Services of America Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Energy Services of America Corporation

75 West 3rd Avenue

Huntington, West Virginia 25701

January 19, 2024

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Energy Services of America Corporation. The Annual Meeting will be held at the Doubletree by Hilton, 1001 Third Avenue, Huntington, West Virginia 25701 at 12:00 p.m., local time, on February 21, 2024.

The enclosed Notice of the Annual Meeting and Proxy Statement describes the formal business to be transacted at the Annual Meeting. During the Annual Meeting we will also report on the operations of Energy Services of America Corporation. Directors and officers will be present to respond to any questions that stockholders may have. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning our activities and operating performance.

The business to be conducted at the Annual Meeting consists of the election of nine (9) directors to the Board of Directors and an advisory, non-binding vote on executive compensation. The Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interests of Energy Services of America Corporation and our stockholders.  For the reasons set forth in the Proxy Statement, the Board of Directors recommends a vote “FOR” the election of directors and the advisory, non-binding resolution on executive compensation.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,

Energy Services of America Corporation

75 West 3rd Avenue

Huntington, West Virginia 25701

(304) 522-3868

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on February 21, 2024

Notice is hereby given that the Annual Meeting of Stockholders of Energy Services of America Corporation will be held at the Doubletree by Hilton, 1001 Third Avenue, Huntington, West Virginia 25701 at 12:00 p.m., local time, on February 21, 2024.

A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

The Annual Meeting is being held for the purpose of considering and acting upon:

1.	the election of nine (9) directors to the Board of Directors; and
2.	an advisory, non-binding resolution with respect to the executive compensation described in the Proxy Statement.

We will also consider such other matters as may properly come before the Annual Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on January 4, 2024, are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

A list of stockholders entitled to vote at the Annual Meeting can be requested in writing from the Company’s Secretary at 75 West 3rd Avenue, Huntington, West Virginia 25701 for a period of ten days prior to the Annual Meeting. The list will also be provided to the inspector of election of the Annual Meeting.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE CORPORATE SECRETARY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER FOR YOU TO VOTE AT THE ANNUAL MEETING.

Our proxy statement, annual report to stockholders on Form 10-K, and proxy card are available on the internet at https://www.cstproxy.com/energyservicesofamerica/2024.

By Order of the Board of Directors

/s/ Charles Crimmel

Huntington, West Virginia	Charles Crimmel
January 19, 2024	Corporate Secretary

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE ENERGY SERVICES OF AMERICA CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

PROXY STATEMENT

Energy Services of America Corporation

75 West 3rd Avenue

Huntington, West Virginia 25701

(304) 522-3868

ANNUAL MEETING OF STOCKHOLDERS

February 21, 2024

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Energy Services of America Corporation (“Energy Services” or the “Company”) to be used at the Annual Meeting of Stockholders, which will be held at the Doubletree by Hilton, 1001 Third Avenue, Huntington, West Virginia 25701 on February 21, 2024, at 12:00 pm., local time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about January 19, 2024.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.

The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holder’s discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

Proxies may be revoked by sending written notice of revocation to our Corporate Secretary at the address shown above, delivering to us a duly executed proxy bearing a later date, or attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to our Corporate Secretary prior to the voting of such proxy.

VOTING SECURITIES AND VOTING PROCEDURES

Holders of record of our common stock, par value $0.0001 per share, as of the close of business on January 4, 2024, are entitled to one vote for each share then held. As of the record date, we had 16,567,185 shares outstanding and entitled to vote. The presence at the Annual Meeting or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Broker non-votes and proxies marked ABSTAIN will be counted for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nine (9) nominees proposed by the independent directors acting as the nominating committee of the Board of Directors or to WITHHOLD AUTHORITY to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld.

As to the advisory, non-binding resolution with respect to our executive compensation as described in this proxy statement, a stockholder may vote “FOR” the resolution, “AGAINST” the resolution, or “ABSTAIN” from voting on the resolution. The affirmative vote of a majority of the votes cast is required for the approval of this resolution without regard to broker non-votes and proxies marked “ABSTAIN.” While this vote is required by law, it will neither be binding on Energy Services of America Corporation or the Board of Directors.

Proxies solicited hereby will be returned to us and will be tabulated by an inspector of election designated by the Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Persons and groups who beneficially own in excess of five percent of our common stock are required to file certain reports with the Securities and Exchange Commission (the “SEC”) regarding such ownership. The following table sets forth, as of January 4, 2024, the shares of common stock beneficially owned by each person who was the beneficial owner of more than five percent of our outstanding shares of common stock, as well as the shares owned by our directors and executive officers as a group.

	Amount of Shares Owned		Percent of Shares
	and Nature of Beneficial		of Common Stock
Name and Address of Beneficial Owners	Ownership (1)		Owned
All Directors and Executive Officers as a Group (10 persons)	5,399,442		32.5%

Principal Stockholders:
Marshall T. Reynolds	1,798,772		10.8%
75 West 3rd Ave.
Huntington, WV 25701

Douglas V. Reynolds	1,815,083	(2)	10.9%
75 West 3rd Ave.
Huntington, WV 25701

Thompson Davis & Co., Inc.	962,874	(3)	5.8%
9030 Stony Point Parkway, Suite 100
Richmond, VA 23235

Wax Asset Management, LLC	854,703	(4)	5.1%
44 Cherry Lane
Madison, CT 06443

(1)	In accordance with Rule 13d-3 under the Security Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table of any shares of common stock if he has sole or shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.
(2)	Includes 21,817 common shares related to 401(k) match held by third party plan administrator and 40,000 unvested restricted stock awards
(3)	This information is based solely upon information contained in a Schedule 13G filed with the Securities and Exchange Commission on September 20, 2023 reporting sole voting and dispositive power over all the shares by Thompson Davis & Co., Inc.
(4)	This information is based solely upon information contained in a Schedule 13G filed with the Securities and Exchange Commission on February 7, 2023 reporting sole voting and dispositive power over all the shares by Wax Asset Management, LLC.

PROPOSAL I—ELECTION OF DIRECTORS

Our Board of Directors currently is composed of nine members. Under our bylaws, all of our directors are elected annually. Directors are generally elected to serve for a one-year period and until their respective successors have been elected and shall qualify. The independent members of the Board of Directors have nominated to serve as directors each of the nominees listed in the table below, each of whom is currently a member of the Board of Directors and each of whom has been nominated to serve for a one-year period and until his or her successor has been elected and shall qualify.

The table below sets forth certain information regarding the composition of our Board of Directors, including the terms of office of board members and our executive officers. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. None of the shares beneficially owned by directors or executive officers have been pledged as security or collateral for any loans.

					Shares of Common
				Current	Stock Beneficially		Percent of
			Director	Term to	Owned on Record		Common
Names and Address (1)	Age (2)	Position Held	Since	Expire	Date (3)		Shares
Directors and Executive Officers:

Marshall T. Reynolds	87	Chairman and Director	2006	2024	1,798,772		10.8%

Douglas V. Reynolds	47	Chief Executive Officer, President	2008	2024	1,815,083	(4)	10.9%

Amy E. Abraham	55	Director	2022	2024	-		0.0%

Samuel G. Kapourales	88	Director	2010	2024	764,191		4.6%

Jack M. Reynolds	58	Director	2006	2024	458,385		2.8%

Joseph L. Williams	78	Director	2006	2024	133,450		0.8%

Frank S. Lucente	78	Director	2019	2024	369,000		2.2%

Mark S. Prince	67	Director	2022	2024	37,571		0.2%

Patrick J. Farrell	49	Director	2022	2024	10,687		0.1%

Charles P. Crimmel	50	Chief Financial Officer	n/a	n/a	12,303	(5)	0.1%

All Directors and Executive Officers as a Group (10 persons)					5,399,442		32.5%

(1)	The mailing address for each person is 75 West 3rd Ave., Huntington, WV 25701
(2)	As of September 30, 2023.
(3)	In accordance with Rule 13d-3 under the Security Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table of any shares of common stock if he has sole or shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.
(4)	Includes 21,817 common shares related to 401(k) match held by third party plan administrator and 40,000 unvested restricted stock awards
(5)	Includes 12,303 common shares related to 401(k) match held by third party plan administrator.

Directors and Executive Officers

The principal occupation during the past five years of each director and executive officer is set forth below. All directors and executive officers have held their present positions since our inception in 2006 unless otherwise stated.

Marshall T. Reynolds has served as Chairman of the Board of Directors since our inception. Mr. Reynolds has served as Chief Executive Officer and Chairman of the Board Directors of Champion Industries, Inc., a commercial printer, business form manufacturer and supplier of office products and furniture, from 1992 to 2016, and sole stockholder from 1972 to 1993; President and General Manager of The Harrah and Reynolds Corporation, from 1964 (and sole stockholder since 1972) to present; and Chairman of the Board of Directors of McCorkle Machine and Engineering Company in Huntington, West Virginia. Mr. Reynolds is also Chairman of the Board of Directors of First Guaranty Bancshares, Inc., in Hammond, Louisiana, a director of Summit State Bank in Santa Rosa, CA since December 1998, and was Chairman of Premier Financial Bancorp, Inc. in Huntington, WV from 2011 to 2021. Mr. Reynolds is the father of Jack M. Reynolds and Douglas V. Reynolds. Mr. Reynolds varied career as a business leader and experience in a number of industries qualifies him to be on the Board of Directors.

Douglas V. Reynolds was appointed President and Chief Executive Officer of the Company on December 6, 2012 and has served as a Director since 2008. Mr. Reynolds is an attorney for Reynolds & Brown, PLLC. Mr. Reynolds is the President of the Transylvania Corporation and a director of The Harrah and Reynolds Corporation. Mr. Reynolds was a director of Peoples Bancorp, Inc. and its banking subsidiary Peoples Bank from 2021 to 2023 and a director of Premier Financial Bancorp, Inc. from 2020 to 2021. Mr. Reynolds is a graduate of Duke University and holds a law degree from West Virginia University. Mr. Reynolds is the son of Director Marshall T. Reynolds and brother of Jack M. Reynolds. Mr. Reynolds’ varied experience and senior management roles with other companies make Mr. Reynolds a valuable member of the Board.

Jack M. Reynolds served as President and Chief Financial Officer from our inception until September 2008 and has been a member of our Board of Directors since our inception. Mr. Reynolds has been a Vice President of Pritchard Electric Company since 1998. Pritchard is an electrical contractor providing electrical services to both utility companies as well as private industries. Mr. Reynolds also serves as a Director of Citizens Deposit Bank of Vanceburg, Kentucky. Mr. Reynolds is the son of Marshall T. Reynolds and the brother of Douglas V. Reynolds. Mr. Reynolds lengthy service at Pritchard Electric and knowledge of the contracting industry provides hands on expertise to the Board of Directors.

Joseph L. Williams has been a director since our inception. Mr. Williams is the Chairman and Chief Executive Officer of Basic Supply Company, Inc., which he founded in 1977. Mr. Williams was Chairman, President and Chief Executive Officer of Consolidated Bank & Trust Co., in Richmond, Virginia from 2007 until it merged with Premier Financial Bancorp, Inc. in 2009. Mr. Williams is a former member of the West Virginia Governor’s Workforce Investment Council. He is a former Director of Unlimited Future, Inc. (a small business incubator) and a former Member of the National Advisory Council of the U.S. Small Business Administration. Mr. Williams is a former Mayor and City Councilman of the City of Huntington, West Virginia. He is a graduate of Marshall University with a degree in finance and is a former member of its Institutional Board of Governors. Mr. Williams' investment and management experience provides the board of directors an important perspective in business development.

Samuel G. Kapourales was appointed to the Board of Directors on December 20, 2010. He is a Board Member of the West Virginia Health Care Authority and Kapourales Properties, LLC. Mr. Kapourales serves as a Director of First National Bank of Williamson. Mr. Kapourales’ varied business experience makes him a valuable member of the Board.

Frank Lucente was appointed to the Board of Directors on June 19, 2019. Mr. Lucente, a retired Naval officer, holds a Master’s in Business Administration (MBA) with a specialty in marketing from Marshall University in Huntington, WV. Mr. Lucente is the founder, owner and president of Sam’s Hot Dogs, Inc., a franchise with over 45 locations in Virginia, West Virginia, Kentucky, North Carolina, and Georgia. In addition, Mr. Lucente is the co-founder of Rocco’s Restaurants, Inc. in Ceredo, WV. From 2005 to 2016, Mr. Lucente served as a city council member in Waynesboro, VA and served stints as vice mayor and mayor during that time. Mr. Lucente has served as the chairman of the board of Rocco’s Italian Specialty Foods, Inc. since 2014. Mr. Lucente’s business experience makes him a valuable member of the Board.

Amy Abraham was appointed to the Board of Directors on April 20, 2022. Ms. Abraham currently holds the position of VP of Sales at Rio Tinto, Chicago, Ill. From 2015 to 2022, Ms. Abraham served as SVP and Chief Marketing Officer of World Fuel Services, a Fortune 100 company providing energy supply, logistics, energy management, renewable fuels and power sustainability services and technology solutions in the aviation, marine, government, commercial & industrial, and residential sectors. Ms. Abraham held various executive positions in the United States and United Kingdom for BP plc, one of the world’s leading oil and gas companies, from 1995 to 2015. Ms. Abraham earned a B.A. in Economics, Cum Laude from Duke University, and an M.B.A. in Finance from Indiana University Kelley School of Business. Ms. Abraham also completed executive education programs in leadership, marketing, and strategy at the University of Chicago and Stanford, Northwestern, and Columbia universities. Ms. Abraham’s business experience and industry knowledge make her a valuable member of the Board.

Mark Prince was appointed to the Board of Directors on April 20, 2022, and appointed Audit Committee Chairman and designated Financial Expert. Mr. Prince served as President and CEO of HB&W, Inc. Financial Services from 2011 until his retirement at the end of 2021. Mr. Prince was also Managing Director for JPMorgan Chase from 1995 to 2011. Mr. Prince earned a B.A. in Economics from Kenyon College and graduated with distinction from American Bankers Association Graduate Commercial Lending School. Mr. Prince’s executive experience along with financial and regulatory expertise make him a valuable member of the Board.

Patrick Farrell was appointed to the Board of Directors on April 20, 2022. Mr. Farrell is the founder and president of Savage Grant, a holding company investing in Appalachia through the energy, infrastructure, and technology industries since 2013. Mr. Farrell co-founded Mountain Point, a cloud technology consulting firm based in Charlotte, North Carolina, and Central App Technologies, an insourcing software development company with workers located throughout central Appalachia. Mr. Farrell also acquired and serves as the president of Service Pump and Supply, an industrial products and services company working to provide access to clean water, deal responsibly with wastewater, and manage stormwater for mining, industrial, and municipal customers. Mr. Farrell has also been a member of the Marshall University Board of Governors since 2017 and has served as Chairman of the Board since 2020. Mr. Farrell is a graduate of the United States Air Force Academy and earned his MBA from the Duke University Fuqua School of Business. Mr. Farrell’s business experience makes him a valuable member of the Board.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR LISTED ABOVE.

Charles P. Crimmel was appointed as Chief Financial Officer of the Company on November 1, 2013 after serving as Controller from 2008 to 2013. Mr. Crimmel graduated from West Virginia University in 1995 with a Bachelor of Science degree in Business Administration and Accounting. Mr. Crimmel was employed by Union Boiler Company as a Field Clerk and Staff Accountant from 1995 to 1996. From 1996-2005, Mr. Crimmel served as Staff Accountant and Controller for Williams Union Boiler/Williams Service Group. From 2005-2008, Mr. Crimmel was Controller for Nitro Electric Company.

Board Independence

The Board of Directors consists of a majority of “independent directors” within the meaning of the Nasdaq corporate governance listing standards. The Board of Directors has determined that Messrs. Farrell, Prince, Williams, Kapourales, Lucente and Ms. Abraham are “independent directors” within the meaning of such standards. There were no transactions not required to be reported under “Certain Relationships and Related Transactions” that were considered in determining the independence of our directors.

Board Leadership Structure and Risk Oversight

Our board of directors is chaired by Mr. Marshall T. Reynolds, who is a non-executive director. We separate the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. The Chief Executive Officer is responsible for overseeing the day-to-day operations of the Company. The Chairman provides guidance to the Chief Executive Officer and, together with the entire board of directors helps develop the strategic plan for the Company.

The role of the board of directors in the Company’s risk oversight process includes receiving reports from senior management on areas of material risk to the Company, including operational, financial, legal, regulatory, strategic and reputational risk. The full board reviews such reports and follows up with senior management to best determine how to address such risks.

Board Diversity Matrix

Based upon voluntary self-identification by each member of the Energy Services Board of Directors, the diversity composition of the Board of Directors for the current year is disclosed as follows:

Board Diversity Matrix as of September 30, 2023

Total Number of Directors	9
	Female	Male
Part I: Gender Identity
Directors	1	8
Part I: Demographic Background
White	1	7
Black	0	1

Delinquent Section 16(a) Reports

The Company did not have any delinquent filings during the fiscal year ended September 30, 2023.

Anti-Hedging Policy

The Company’s anti-hedging policies are covered in the Company’s Insider Trading Policy. Under the policy, directors and named executive officers are prohibited from engaging in short sales of Company stock and from engaging in transactions in publicly traded options, such as puts, calls and other derivative securities based on Company stock including any hedging, monetization or similar transactions designed to decrease the risks associated with holding Company stock.

Meetings of the Board of Directors

During fiscal 2023, the Board of Directors held twelve regular meetings and one special meeting. No directors attended fewer than 75% in the aggregate of the total number of board and committee meetings held during their tenure. Although not required, attendance of Board members at the Annual Meeting of Stockholders is encouraged. All members of our Board of Directors as of the Annual Meeting date attended the 2023 Annual Meeting of Stockholders.

Board Committees

Audit Committee

The Audit Committee consists of Messrs. Prince, Lucente, and Farrell, with Mr. Prince acting as chairman of the committee since April 20, 2022. Each member of the audit committee is financially literate, and the Board of Directors has determined that Mr. Prince qualified as audit committee financial expert, as such term is defined by Securities and Exchange Commission rules. All the directors appointed to the audit committee are independent members of the board of directors, as defined by Securities and Exchange Commission rules (Rule 10A-3 of the Securities Exchange Act of 1934) and the Nasdaq corporate governance listing standards. The audit committee met six times during the fiscal year ended September 30, 2023. The committee’s charter can be found at: https://energyservicesofamerica.com/about-esa/committees/.

The Audit Committee reviews the professional services and independence of our independent registered public accounting firm and our accounts, procedures and internal controls. The audit committee also recommends the firm selected to be our independent registered public accounting firm, reviews and approves the scope of the annual audit, reviews and evaluates with the independent registered public accounting firm our annual audit and annual consolidated financial statements, reviews with management the status of internal accounting controls, evaluates problem areas having a potential financial impact on us that are brought to the committee’s attention by management, the independent registered public accounting firm or the board of directors, and evaluates all of our public financial reporting documents.

The Audit Committee approved the appointment of Baker Tilly US, LLP (“Baker Tilly”) to be our independent registered public accounting firm for the 2023 and 2022 fiscal years. No independent registered public accounting firm has been selected for the fiscal year 2024 audit, as such engagement remains under review.

A representative of Baker Tilly is expected to attend the 2024 Annual Meeting of Stockholders. The representative will have the opportunity to make a statement if they desire to do so and are expected to be able to respond to appropriate questions.

The following is a summary of fees paid to Baker Tilly for services rendered in fiscal years ended September 30, 2023 and 2022.

Audit Fees

We were billed by Baker Tilly, our independent registered public accounting firm, $600,000 and $374,000 for the services they have performed in connection with the audit of our financial statements included in our Annual Report on Form 10-K for fiscal 2023 and Form 10-K and Form 10-K/A for fiscal year 2022, respectively, and for the review of interim financial statements included in our quarterly reports on Form 10-Q during these periods.

Audit-Related Fees

We were billed by Baker Tilly, $48,000 and $36,000 for the services they have performed in connection with the audit of our financial statements included in our Annual Report on Form 11-K for fiscal 2023 and 2022, respectively, and for Energy Services of America Staff 401(k) Retirement Savings Plan.

Tax Fees

During the fiscal years ended September 30, 2023 and 2022, we were billed $75,000 and $66,000, respectively, by Baker Tilly for tax compliance services.

All Other Fees

During the fiscal years ended September 30, 2023 and 2022, we were billed $0 and $0, respectively, by Baker Tilly for fees billed for products and services provided by our independent registered public accounting firm other than those set forth above.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

The audit committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the service or category of services and is generally subject to a specific budget. The audit committee has delegated pre-approval authority to its chairman when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. All the fees paid in the audit-related, tax and all other categories during 2023 and 2022 were approved per the pre-approval policies.

Audit Committee Report

In accordance with rules established by the Securities and Exchange Commission, the audit committee has prepared the following report for inclusion in this proxy statement:

As part of its ongoing activities, the audit committee has:

•	reviewed and discussed with management and the independent registered public accounting firm our audited consolidated financial statements for the fiscal year ended September 30, 2023;
•	discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission; and
•	received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm its independence.

Based on the review and discussions referred to above, the audit committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2023.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee:

Mark S. Prince
Frank S. Lucente
Patrick J. Farrell

Nominating Committee

The Board has determined that the independent members of the Board of Directors will perform the duties of the nominating committee of the Board of Directors. The nominating committee does not have a written charter. The nominating committee will (i) identify individuals qualified to become members of the Board of Directors and recommend to the Board of Directors the nominees for election to the Board of Directors; (ii) recommend director nominees for each committee to the Board of Directors; and (iii) identify individuals to fill any vacancies on the Board of Directors. The nominating committee met one time during the fiscal year ended September 30, 2023.

The nominating committee of the Board identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors does not wish to continue in service, or if the Board decides not to re-nominate a member for re-election, or if the size of the Board of Directors is increased, the independent directors will solicit suggestions for director candidates from all board members.

The independent directors would seek to identify a candidate who at a minimum satisfies the following criteria:

•	has the highest personal and professional ethics and integrity and whose values are compatible with ours;
•	has experiences and achievements that have given him or her the ability to exercise and develop good business judgment;
•	is willing to devote the necessary time to the work of the Board of Directors and its committees, which includes being available for board and committee meetings;
•	is familiar with the communities in which we operate and/or is actively engaged in community activities;
•	is involved in other activities or interests that do not create a conflict with his or her responsibilities to us and our stockholders; and
•	has the capacity and desire to represent the balanced, best interests of our stockholders as a group, and not primarily a special interest group or constituency.

The nominating committee will also consider whether a candidate satisfies the criteria for “independence” under Securities and Exchange Commission or Nasdaq rules and, if a nominee is sought for service on the audit committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an “audit committee financial expert.” The nominating committee will consider diversity in identifying nominees for director but has no specific policy or established criteria in this regard. The nominating committee seeks candidates who have a broad range of business experience when considering nominees to the Board of Directors.

Procedures for the Nomination of Directors by Stockholders

The Board of Directors has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board of Directors, the independent members of the Board of Directors will consider candidates submitted by our stockholders. Stockholders can submit the names of qualified candidates for director by writing to our Corporate Secretary at 75 West 3rd Ave., Huntington, West Virginia 25701. The Corporate Secretary must receive a submission not less than forty-five (45) days prior to the anniversary date of our proxy materials for the preceding year’s annual meeting. The submission must include the following information:

•	a statement that the writer is a stockholder and is proposing a candidate for consideration by our independent directors;
•	the name and address of the stockholder as they appear on our books and number of shares of our common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);
•	the name, address and contact information for the candidate, and the number of shares of our common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided);
•	a statement of the candidate’s business and educational experience;
•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to Securities and Exchange Commission Regulation 14A;
•	a statement detailing any relationship between the candidate and Energy Services of America Corporation;
•	a statement detailing any relationship between the candidate and any customer, supplier or competitor of Energy Services of America Corporation;
•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and
•	a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

Stockholder Communications with the Board

A stockholder who wants to communicate with the Board of Directors or with any individual director can write to the Corporate Secretary at 75 West 3rd Ave., Huntington, West Virginia 25701, Attention: Corporate Secretary. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, the Secretary will:

•	forward the communication to the director or directors to whom it is addressed;
•	attempt to handle the inquiry directly, i.e. where it is a request for information about us or it is a stock-related matter; or
•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each board meeting, management shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

Compensation Committee

The compensation committee consisted of directors Joseph L. Williams, Frank S. Lucente and Mark S. Prince. Each member of the compensation committee is considered “independent” as defined in the Nasdaq corporate governance listing standards. The Board of Directors has not adopted a written charter for the Committee. The compensation committee met one time during the fiscal year ended September 30, 2023.

The compensation committee is appointed by the Board of Directors to assist the Board in developing compensation philosophy, criteria, goals and policies for our executive officers that reflect our values and strategic objectives. The committee reviews the performance of our executive officers and annually recommends to the full Board the compensation and benefits for our executive officers (including the Chief Executive Officer). The committee administers our equity and long-term incentive plans. The committee establishes the terms of employment and severance agreements/arrangements for executive officers, if applicable. The committee recommends to the full Board the compensation to be paid to our directors and any affiliates for their service on the Board. Finally, the committee establishes annual compensation percentage increases for all employees. Our President and Chief Executive Officer provides recommendations to the compensation committee related to our compensation program. However, our President and Chief Executive Officer does not vote on and is not present for any discussion of his own compensation.

For 2023, in making compensation decisions, the compensation committee did not use strict numerical formulas to determine the compensation paid to our executive officers. However, the committee considered a variety of factors in its deliberations over executive compensation, emphasizing the profitability and scope of our operations, the experience, expertise and management skills of the named executive officers and their role in our future success, as well as compensation surveys prepared by professional firms to determine compensation paid to executives performing similar duties for comparable companies. While the quantitative and non-quantitative factors described above were considered by the committee in determining the compensation paid to our named executive officers, such factors were not assigned a specific weight in evaluating the performance of the named executive officers. In determining the Chief Executive Officer’s bonus, the Chairman of the Board also considers the above factors and makes a recommendation to the committee which may authorize such bonus. For the other named executive officers, the Chief Executive Officer considers the above factors and makes a recommendation to the committee which may authorize bonuses. The Company paid $25,000 in bonuses and issued 40,000 in restricted stock awards to the named executive officers during the fiscal year ended September 30, 2023.

The compensation committee has authority to approve the engagement of any compensation consultant it uses and the fees for those services. However, the compensation committee did not engage a compensation consultant to assist in determining the amount or form of executive and director compensation with respect to the fiscal year ended September 30, 2023.

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Code of Ethics

We have adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was previously filed as an exhibit to our Registration Statement on Form S-1. A copy of the Code will be furnished without charge upon written request to the Corporate Secretary, Energy Services of America Corporation, 75 West 3rd Ave., Huntington, West Virginia 25701.

Executive and Director Compensation

We have adopted a compensation committee policy that reflects the compensation philosophy and objectives of the compensation committee.

Compensation Philosophy and Objectives

The compensation committee believes that an effective executive compensation program rewards the achievement of pre-established short term, long-term and strategic goals, and aligns executives’ interests with those of our stockholders. The committee regularly evaluates both performance and compensation relative to other comparable companies. We also manage our named executive officers’ compensation to align with the time horizon of our growth and development. As we grow, we strive to ensure that our compensation programs and practices remain consistent with our philosophy to provide competitive, performance-based, and risk appropriate compensation that enables us to attract, motivate and retain top performers who are essential to our successful growth and performance.

The primary objectives of our executive compensation program are to:

•	provide pay for performance utilizing short and long-term incentives;
•	be competitive with the marketplace within which we compete for talent;
•	ensure compensation programs reward performance while appropriately managing risk; and
•	enable us to attract, motivate, and retain top talent.

We accomplish all these objectives through a total compensation program that balances fixed and variable (i.e. incentive) compensation with a focus on providing rewards to named executive officers for their contributions towards achieving core business objectives and furthering our short and long-term performance. We balance our desire for superior performance with safeguards so that our programs do not result in excessive risk taking that can threaten our long-term value and stability. We also recognize that our ability to attract and retain top talent has become even more critical as we grow.

Our executive compensation philosophy provides competitive ranges for each component of our compensation program and our compensation paid in the aggregate. The starting point targets market median, but by using performance-based instruments, actual compensation paid to our named executive officers varies depending on our performance against our stated objectives. We meet our compensation objectives for our named executive officers through the following components of their total compensation:

•	Base salaries are targeted at market median, but allow for recognition of everyone’s role, contribution, performance, and experience.
•	Bonuses, which are determined by the compensation committee, reflect market median levels although actual payouts will vary based on our performance relative to company-wide, team and individual contributions toward our strategic plan.
•	Retirement, health, life insurance, disability, severance and other perquisites and benefits are provided, but their focus and value are intentionally set to be conservatively competitive in order to attract and retain talented individuals.

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Executive total compensation is expected to vary each year and evolve over the long-term to reflect our performance relative to our peers and the industry, and to correspond with stockholder returns.

We review our executive compensation philosophy and programs annually to ensure that they are achieving desired objectives and supporting our needs as we grow to be a more complex organization.

Summary Compensation Table for Named Executive Officers.

Messrs. Reynolds and Crimmel were the only executive officers who received total compensation in excess of $100,000 for services to Energy Services during the fiscal year ended September 30, 2023. The following table shows the compensation of the Company’s named executive officers for the fiscal years ended September 30, 2023, and 2022.

Summary Compensation Table
Name and principal position	Year	Salary	Bonus	Stock Awards ($)		Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All other compensation (1)	Total
Douglas V. Reynolds	2023	$80,000	$-	$106,000	(2)	$-	$-	$3,600	$189,600
President and Chief Executive Officer	2022	$80,000	$-	$-		$-	$-	$3,600	$83,600

Charles P. Crimmel	2023	$150,389	$25,000	$-		$-	$-	$7,893	$183,282
Secretary/Treasurer and Chief Financial Officer	2022	$135,000	$-	$-		$-	$-	$6,075	$141,075

(1)	Other compensation in 2023 includes 401(k) plan matching contributions of $3,600 for Mr. Reynolds and $7,893 for Mr. Crimmel. Other compensation in 2022 includes 401(k) plan matching contributions of $3,600 for Mr. Reynolds and $6,075 for Mr. Crimmel.

(2)	Restricted Stock Award of 40,000 shares of common stock valued at $2.65 per share as of the award date, February 15, 2023. Shares vest over three years starting February 15, 2024.

Benefit Plans

2022 Equity Incentive Plan

On February 16, 2022, the Company’s stockholders approved the 2022 Equity Incentive Plan (the “2022 Equity Plan”) to provide officers and employees of the Company and its subsidiaries with additional incentive to promote the growth and performance of the Company. Subject to permitted adjustments for certain corporate transactions, the maximum number of shares of Company common stock, in the aggregate, that may be delivered to participants under the 2022 Equity Plan is 1,500,000 shares (the “Share Limit”). Shares of Company common stock subject to the Share Limit may be issued pursuant to grants of stock options, restricted stock awards or restricted stock units such that the Share Limit is reduced, on a one-for-one basis, for each share of common stock subject to a stock option grant, restricted stock award or restricted stock unit award. If any award granted under the 2022 Equity Plan expires, terminates, is canceled or is forfeited without being settled or exercised or is settled without the issuance of shares of common stock, shares of Company common stock subject to such award will be made available for future grant under the 2022 Equity Plan. If any shares are surrendered or tendered to pay the exercise price of a stock option, such shares will not again be available for grant under the 2022 Equity Plan. In addition, shares of common stock withheld in payment for purposes of satisfying tax withholding obligations with respect to an award do not become available for re-issuance under the 2022 Equity Plan.

The 2022 Equity Plan is administered by the members of the compensation committee. The compensation committee may grant any of the types of awards described above subject to performance-based vesting conditions. Such awards are referred to as performance awards. The compensation committee shall specify the vesting schedule or conditions of each award. At least ninety-five percent (95%) of the awards available under the 2022 Equity Plan are subject to a minimum vesting period of one year from the date of grant. Notwithstanding the foregoing, vesting (including the reduction or elimination of any restrictions) may be accelerated in the event of death, disability, or upon involuntary termination of employment following a change in control.

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Outstanding Equity Awards

A table of equity awards for the fiscal year ended September 30, 2023 is below:

		Stock Awards
Name	Grant Date	Number of shares or units of stock that have not vested		Market value of shares or units of stock that have not vested ($)
Douglas Reynolds	2/15/2023	40,000	(1)	$162,000	(2)

(1)	All awards vest in approximately 33% increments on the first, second, and third anniversary from the date of grant

(2)	Market value is calculated on the basis of $4.05 per share. This is based on the closing sales price for our common stock as reported on the Nasdaq Capital Market on September 29, 2023, which was the last business day of the fiscal year.

Energy Services 401(k) Plan

401(k) Retirement Plans

In 2023 and 2022, C. J. Hughes Construction Company (“C.J. Hughes”), a wholly owned subsidiary of Energy Services, maintained a tax-qualified 401(k) retirement plan for union employees. Employees can contribute up to 15% of eligible wages, provided the compensation deferred for a plan year does not exceed the indexed dollar amount set by the Internal Revenue Service, which was $22,500 and $20,500 for 2023 and 2022, respectively. C. J. Hughes matches $0.25 on each dollar contributed up to 6% of eligible wages. C. J. Hughes contributed $17,000 and $22,000 to the union plan for fiscal years September 30, 2023 and 2022, respectively. Additionally, each plan year, C. J. Hughes may make a discretionary profit-sharing contribution for participants who are actively employed on the last day of the plan year. No discretionary profit-sharing contribution was made for the 2023 or 2022 plan year.

Effective January 1, 2010, Energy Services became the successor plan sponsor of the C. J. Hughes Construction Company, Inc. 401(k) Plan for non-union employees (the “Plan”). The Plan was renamed the Energy Services of America Staff 401(k) Retirement Savings Plan. Employees are eligible to participate in the Plan upon completion of six months of service but must wait until a quarterly entry to join the Plan. In addition, participants who are age 50 or older by the end of the Plan year may elect to defer up to an additional $7,500 into the 401(k) Plan for 2023. Energy Services may make annual discretionary matching contributions and/or profit-sharing contributions to the Plan. The matching contribution formula for the Plan was 100% of each dollar contributed for the first 3% of eligible wages and 50% of each dollar contributed for the next 3% of eligible wages. The Company’s matching contribution is used by the Plan’s third-party administrator to purchase Energy Services of America common stock from the open market. No restrictions on the match exist after it has been contributed. No profit-sharing contribution was made for the 2023 or 2022 plan year.

Energy Services and its wholly owned subsidiaries contributed $599,000 and $402,000, respectively, for the fiscal years ended September 30, 2023, and 2022 to the Plan.

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Pay Versus Performance Disclosures

The federal securities laws and SEC regulations require Energy Services to provide the following information about the relationship between “compensation actually paid” to our principal executive officer (“PEO”) and to our Non-PEO named executive officers (“NEOs”) and certain financial performance measures of Energy Services. Compensation actually paid, as determined under SEC requirements, does not reflect the actual amount of compensation earned by or paid to the executive officers during a covered year .

Year	Summary Compensation Table Total for PEO (1)	Compenation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEO NEOs (3)	Average Compensation Actually Paid to Non-PEO NEOs (4)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (5)	Net Income (6)
2023	$189,600	$351,600	$183,282	$183,282	$247	$7,401,420
2022	$83,600	$83,600	$155,730	$155,730	$175	$3,750,315

(1)	Douglas V. Reynolds served as PEO for each year presented in the above table. Compensation actually paid to Mr. Reynolds for each year presented in the table, as calculated in accordance with SEC regulations and presented in the Summary Compensation Table (“SCT”), was as follows:

(2)	Compensation Actually Paid to PEO Determination

	2023	2022
Total Compensation as Reported in SCT	$189,600	$83,600
Fair value of equity awards granted during fiscal year	(106,000)	—
Fair value of equity compensation granted in current year at year end	162,000	—
Change in fair value from end of prior fiscal year to end of current fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	—	—
Change in fair value from end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during current fiscal year	—	—
Fair value of awards forfeited in current fiscal year determined at end of prior fiscal year	—	—
Compensation Actually Paid to PEO	$245,600	$83,600

Fair value was computed in accordance with Energy Services’ methodology used for financial reporting purposes.

(3)	The non-PEO NEO for the fiscal year ended September 30, 2023 was Charles P. Crimmel. The non-PEO NEOs for the fiscal year ended September 30, 2022 were Charles P. Crimmel and Robert N. Riddle, Jr. The average compensation actually paid to the non-PEO NEOs for each year presented in the table, as calculated in accordance with SEC regulations, was as follows:

(4)	Average Compensation Actually Paid to Non-PEO NEOs Determination

	2023	2022
Total Compensation as Reported SCT	$183,282	$155,730
Fair value of equity awards granted during fiscal year	—	—
Fair value of equity compensation granted in current year at year end	—	—
Change in fair value from end of prior fiscal year to end of current fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	—	—
Change in fair value from end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during current fiscal year	—	—
Fair value of awards forfeited in current fiscal year determined at end of prior fiscal year	—	—
Average Compensation Actually Paid to Non-PEO NEOs	$183,282	$155,730

Fair value was computed in accordance with Energy Services’ methodology used for financial reporting purposes.

(5)	Total shareholder return (“TSR”) value represents Energy Services’ cumulative TSR based on an initial $100 investment on September 30, 2021, assuming the reinvestment of dividends.

(6)	Net income is calculated in accordance with GAAP and reflects the amounts reported in Energy Services’ Annual Report on Form 10-K, as amended for the applicable year.

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The following chart illustrates the relationship between compensation actually paid to the NEOs and TSR for the fiscal years ended September 30, 2022 and 2023:

The following chart illustrates the relationship between compensation actually paid to the NEOs and net income for the fiscal years ended September 30, 2022 and 2023:

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Directors’ Compensation

Director Compensation. The table set forth below shows the compensation of our non-executive directors for the fiscal year ended September 30, 2023. We did not make any non-equity incentive plan awards to directors. Each Director received retainer fees of $1,000 per month. No fee payments were made for committee participation.

Name	Fees earned or paid in cash ($)	Stock Awards ($)	All other compensation ($)	Total
Marshall T. Reynolds	$12,000	$-	$-	$12,000
Samuel G. Kapourales	12,000	-	-	12,000
Jack M. Reynolds	12,000	-	-	12,000
Joseph L. Williams	12,000	-	-	12,000
Frank S. Lucente	12,000	-	-	12,000
Charles Abraham (1)	6,000	-	-	6,000
Amy E. Abraham	12,000	-	-	12,000
Patrick J. Farrell	12,000			12,000
Mark S. Prince	12,000			12,000
Total	$102,000	$-	$-	$102,000

(1)	Deceased

Certain Relationships and Related Transactions

The Company intends that all transactions between it and our executive officers, directors, holders of 10% or more of the shares of any class of our common stock and affiliates thereof, will be on terms no less favorable than those terms given to unaffiliated third parties and will be approved by a majority of our independent outside directors not having any interest in the transaction.

On December 16, 2014, the Company’s Nitro subsidiary entered into a 20-year $1.2 million loan agreement with First Bank of Charleston, Inc. (West Virginia) to purchase the office building and property it had previously been leasing for $6,300 each month. The interest rate on the loan agreement is 4.82% with monthly payments of $7,800. Mr. Douglas Reynolds, President of Energy Services, was a director and secretary of First Bank of Charleston. Mr. Samuel Kapourales, a director of Energy Services, was also a director of First Bank of Charleston. On October 15, 2018, First Bank of Charleston was merged into Premier Bank, Inc., a wholly owned subsidiary of Premier Financial Bancorp, Inc. Mr. Marshall Reynolds, Chairman of the Board of Energy Services, held the same position with Premier Financial Bancorp, Inc. Mr. Douglas Reynolds is the president and a director of Energy Services and was a director of Premier Financial Bancorp, Inc. On September 17, 2021, Peoples Bancorp, Inc., parent company of Peoples Bank, completed an acquisition of Premier Financial Bancorp, Inc. and its wholly owned subsidiaries, Premier Bank and Citizens Deposit Bank & Trust. On October 26, 2021, Mr. Douglas Reynolds was elected director of Peoples Bancorp, Inc., and its subsidiary Peoples Bank (collectively “Peoples Bank”). On February 21, 2023, Mr. Reynolds resigned from the board of directors of Peoples Bank. As of March 31, 2023, the Company had paid approximately $373,000 in principal and approximately $424,000 in interest since the beginning of the loan. This transaction was no longer considered a related party transaction subsequent to the quarter ended March 31, 2023.

On April 29, 2022, the Company entered into a $1.0 million promissory note agreement with Corns Enterprises as partial consideration for the purchase of Tri-State Paving. This four-year agreement requires $250,000 principal installment payments on or before the end of each twelve (12) full calendar month period beginning April 29, 2022. Interest payments due shall be calculated on the principal balance remaining and shall be at the stated rate of 3.5% per year. The Company has made $500,000 in principal payments on this note as of September 30, 2023.

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Subsequent to the April 29, 2022 acquisition of Tri-State Paving, the Company entered into an operating lease for facilities in Hurricane, West Virginia with Corns Enterprises. This thirty-six-month lease is treated as a right to use asset and has payments of $7,000 per month. The total net present value at inception was $236,000 with a carrying value of $133,000 at September 30, 2023.

SQP made an equity investment of $156,000 in 1030 Quarrier Development, LLC (“Development”) in August 2022. Development is a variable interest entity (“VIE”) that is 75% owned by 1030 Quarrier Ventures, LLC (“Ventures”) and 25% owned by SQP. SQP is not the primary beneficiary of the VIE and therefore will not consolidate Development into its consolidated financial statements. Instead, SQP will apply the equity method of accounting for its investment in Development. Development, a 1% owner, and United Bank, a 99% owner, formed 1030 Quarrier Landlord, LLC (“Landlord”). Landlord decided to pursue the following development project (the “Project”): a historical building at 1030 Quarrier Street, Charleston, West Virginia as well as associated land (the “Property”) was purchased to be developed/rehabilitated into a commercial project including apartments and commercial space. Upon the completion of development, the Property will be used to generate rental income. SQP has been awarded the construction contract for the Project. United Bank provided $5.0 million in loans to fund the Project. SQP and Ventures have jointly provided an unconditional guarantee for the $5.0 million of obligations associated with the Project.

Other than mentioned above, there were no new material related party transactions entered into during the fiscal year ended September 30, 2023.

Certain Energy Services subsidiaries routinely engage in transactions in the normal course of business with each other, including sharing employee benefit plan coverage, payment for insurance and other expenses on behalf of other affiliates, and other services incidental to business of each of the affiliates. All revenue and related expense transactions, as well as the related accounts payable and accounts receivable have been eliminated in consolidation.

PROPOSAL II – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The compensation of our Principal Executive Officer and Principal Financial Officer (“Named Executive Officers”) is described in “Executive and Director Compensation.” Stockholders are urged to read the Executive Compensation section of this Proxy Statement, which discusses our compensation policies and procedures with respect to our Named Executive Officers.

In accordance with Section 14A of the Exchange Act, stockholders will be asked at the Annual Meeting to provide their support with respect to the compensation of our Named Executive Officers by voting on the following advisory, non-binding resolution:

RESOLVED, that the stockholders of Energy Services approve, on an advisory basis, the compensation of the Company’s Named Executive Officers described in the Executive Compensation section of the Proxy Statement, the compensation tables and other narrative executive compensation disclosures set forth in that section.

This advisory vote, commonly referred to as a “say-on-pay” advisory vote, is non-binding on the Board of Directors. Although non-binding, the Board of Directors and the Compensation Committee value constructive dialogue on executive compensation and other important governance topics with our stockholders and encourages all stockholders to vote their shares on this matter. The Board of Directors and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding our executive compensation programs.

Unless otherwise instructed, validly executed proxies will be voted “FOR” this resolution.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RESOLUTION SET FORTH IN PROPOSAL II.

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STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at our executive office located at 75 West 3rd Avenue, Huntington, West Virginia 25701, no later than September 21, 2024, which is 120 days before the date on which we expect to mail our proxy materials for the next annual meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

Under new SEC Rule 14a-19, a stockholder intending to engage in a director election contest with respect to the Company Annual Meeting of Stockholders to be held in 2025 must give the Company notice of its intent to solicit proxies by providing the names of its nominees and certain other information at least 60 calendar days before the anniversary of the previous year’s annual meeting.  This deadline is December 23, 2024.

Advance Notice of Business to be Conducted at an Annual Meeting

In addition to the requirement set forth under SEC Rule 14a-19, our bylaws provide an advance notice procedure for business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board of Directors, a stockholder’s notice must be delivered to or mailed and received at our principal executive offices not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than seventy (70) days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made, whichever first occurs. A stockholder’s notice to the Secretary shall set forth (a) as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, and (ii) any material interest of the stockholder in such business, and (b) as to the stockholder giving the notice (i) the name and record address of the stockholder and (ii) the class, series and number of shares of our capital stock which are beneficially owned by the stockholder. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

Accordingly, advance written notice for business to be brought before the next annual meeting must be given to us no later than December 21, 2024, and no earlier than November 21, 2024, assuming next year’s annual meeting is held on February 19, 2025. If notice is received after that date, it will be considered untimely, and we will not be required to present the matter at the meeting.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Securities Exchange Act of 1934.

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SOLICITATION OF PROXIES

The cost of solicitation of proxies in the form enclosed herewith will be borne by Energy Services of America Corporation. Proxies also may be solicited personally or by mail, telephone or telegraph by our directors, officers and employees, without additional compensation therefor. We also will request persons, firms and corporations holding shares in their names, or in the names of their nominees which are beneficially owned by others, to send proxy materials to and to obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.

ADDITIONAL COPIES OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2023, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO CHARLES CRIMMEL, ENERGY SERVICES OF AMERICA CORPORATION, 75 WEST 3RD AVENUE, HUNTINGTON, WEST VIRGINIA 25701, OR CALL (304) 522-3868.

BY ORDER OF THE BOARD OF DIRECTORS
Charles Crimmel
/s/ Charles Crimmel
Corporate Secretary

Huntington, West Virginia
January 19, 2024

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. ENERGY SERVICES OF AMERICA CORPORATION 2024Annual Meeting of Stockholders WEDNESDAYFEBRUARY 21, 2024 12:00 P.M. local time This Proxy is Solicited on Behalf of the Board of Directors PROXY FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Please mark your votes like this THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” PROPOSALS 1 AND 2 AND IN THE PROXIES’ DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. FOR AGAINST ABSTAIN BOARD OF DIRECTORS.THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”: 2. An advisory, non-binding resolution with respect to our executive compensation. 1. Election of Directors. (1) Marshall T. Reynolds (2) Jack M. Reynolds (3) Douglas V.Reynolds (4) Amy E. Abraham FOR all Nominees listed to the left WITHHOLD AUTHORITY to vote (except as marked to the contrary for all the nominees listed to the left) (5) Joseph L. Williams (6) Patrick J. Farrell (7) Frank S. Lucente (8) Samuel G. Kapourales (9) Mark S. Prince (Instruction:To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above) THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PRO-POSALS 1 AND 2. COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER: Signature Signature Date , 2024. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. Please Be Sure To Mark, Sign, Date and Return Your Proxy Card in the Envelope Provided X 24-3324-1 C1.1 P23

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held February 21, 2024. The proxy statement and our 2023 Annual Report to Stockholders are available at: https://www.cstproxy.com/energyservicesofamerica/2024 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED REVOCABLE PROXY ENERGY SERVICES OF AMERICA CORPORATION ANNUAL MEETING OF STOCKHOLDERS February 21, 2024 The undersigned hereby appoints the Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of Energy Services of America Corporation (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at the Doubletree by Hilton, 1001 Third Avenue, Huntington, West Virginia 25701 on February 21, 2024, at 12:00 p.m., local time. The proxy holders are authorized to cast all votes to which the undersigned is entitled as follows on the reverse side: THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS THISPROXYWILLBEVOTEDASDIRECTED,BUTIFNOINSTRUCTIONSARESPECIFIED, THISPROXYWILL BE VOTED FOR EACH OF THE PROPOSALS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. ATTHE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED ATTHE ANNUAL MEETING. Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a Proxy Statement dated January 19, 2024, and the Company’s 2023 Annual Report on Form 10-K, including audited financial statements. (Continued and to be marked, dated and signed, on the other side) 24-3324-1 C1.1 P24